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Scudder Global Bond Fund

Class AARP and Class S Shares

Semiannual Report

April 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Global Bond Fund	Ticker Symbol	Fund Number
Class AARP	SGBDX	161
Class S	SSTGX	061

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

In the face of a slowing global economy and falling corporate profits, emerging markets bonds have demonstrated solid performance for the past several months. These markets have provided strong returns thanks to improving economies, higher oil prices and a limited bond supply. At the same time, declining short-term interest rates, attractive inflation-adjusted yields and the relatively strong dollar helped the United States outperform most other developed-country bond markets. Also, Europe continues to show signs of recovery and inflation containment, similar to that of the United States.

As noted in the Portfolio Management Review that begins on page 6, the portfolio managers have been able to capitalize on this environment by investing in emerging markets with growing economies and manageable debt, currency hedging, particularly on the Japanese yen, and an increased allocation to the United States. Given its broad exposure to developed and emerging markets, we believe Scudder Global Bond Fund can continue to play an important role in the fixed-income portion of an investor's diversified portfolio.

Thank you for your continued investment in Scudder Global Bond Fund.

Sincerely,

William F. Glavin, Jr.
President
Scudder Global Bond Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary April 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Global Bond Fund - Class S	.30%	5.61%	2.28%	4.47%	3.74%
Salomon Smith Barney World Government Bond Index++	-2.11%	4.44%	.70%	3.60%	5.81%
			6-Month	1-Year	Life of Class**
Scudder Global Bond Fund - Class AARP			.30%	5.73%	6.47%
Salomon Smith Barney World Government Bond Index++			-2.11%	4.44%	3.28%

** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/02	$ 9.11	$ 9.11
10/31/01	$ 9.28	$ 9.28
Distribution Information: Six Months: Income Dividends	$ .20	$ .20
April Income Dividend	$ .032	$ .032
SEC 30-day Yield+	3.83%	3.83%
Current Annualized Distribution Rate+	4.22%	4.22%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	92	28
3-Year	35	of	79	44
5-Year	24	of	70	34
10-Year	17	of	22	74

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Global Bond Fund - Class S -- Salomon Smith Barney World Government Bond Index++

Yearly periods ended April 30

Comparative Results*
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,561	$10,700	$12,445	$14,431
	Average annual total return	5.61%	2.28%	4.47%	3.74%
Salomon Smith Barney World Government Bond Index++	Growth of $10,000	$10,444	$10,211	$11,935	$17,583
	Average annual total return	4.44%	.70%	3.60%	5.81%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and 10 year periods for Class S reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
++ The unmanaged Salomon Smith Barney World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 21.80%.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Jan Faller and Portfolio Manager Jack Janasiewicz discuss Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2002.

Q: How did the fund perform over the six months ended April 30, 2002?

A: The fund's Class S shares provided a total return of 0.30 percent over the past six months, compared with a -2.11 percent return for its benchmark, the unhedged Salomon Smith Barney World Government Bond Index, and a -0.24 percent return for the average global income fund as tracked by Lipper, Inc.

Q: What were some of the key factors affecting the fund's performance?

A: The largest driver of performance for the fund over the past six months was its position in emerging markets. The sector handily outperformed developed markets - even with Argentina's default. A combination of improving economic fundamentals, rising oil prices and limited bond supply led the sector to strong returns in the early part of 2002.

A second contributor was the fund's hedge on its yen-denominated bond holdings.1 The yen weakened dramatically over the past six months, and the fund's hedge was substantial during the entire period. This protected the fund's return in U.S. dollar terms as the hedge tilted the currency exposure of the fund more toward the dollar. The euro was more stable relative to the dollar over that time, so while the fund was less hedged against the euro, currency management of the euro had less of an impact on the performance of the fund.

1 Hedging is a strategy used to offset investment risk. It involves buying or selling a position in a currency that is expected to go up or down in price when another currency is expected to move in the opposite direction, so that the return from one investment may help offset a loss from the other.

A third contributor to performance was country selection. The fund increased its exposure to the United States late in 2001 and held that position for several months. This was driven by declining short-term interest rates, attractive "real" (inflation-adjusted) yields and the relatively strong U.S. dollar at that time. The positioning helped the fund as the United States outperformed other major bond markets. At the same time, we reduced the fund's exposure to the Japanese bond market. This was motivated by the weakening yen, increasing debt levels and unattractive real yields. That shift helped the fund as Japan was a laggard relative to the Salomon index. The fund had no investments in Argentina over the past six months, and it had a very low exposure to Brazil, which enabled us to avoid most of the disruption in that market.

Q: What investments did not fare well?

A: While the United States performed well relative to other developed government markets over the first four months of the year, it was a substantial laggard in March. Our increased U.S. allocation held the fund's performance back during that time period. Similarly, Japan appeared attractive to us in March for a variety of reasons: The equity market was faltering, which tends to lead investors to favor bonds; demand for Japanese bonds appeared to be strong; and the currency was improving. Yet, due to concerns about increasing debt levels and potential troubles facing the banking system, we decided not to increase our allocation to Japan. This represented a lost opportunity, as Japan was a strong performer in March.

Q: How has renewed global growth affected your strategy?

A: Renewed global growth predominantly affects our currency hedging and emerging markets allocation strategy. As the United States rebounded so quickly - whether it ever faced a true recession is still a matter of debate - the U.S. dollar remained strong throughout the downturn. While we were concerned that a protracted slowdown could hurt the dollar, mounting evidence of a U.S.-led recovery prompted us to maintain substantial hedges on both our yen- and euro-denominated bond exposures.

Also, emerging markets generally benefit from stable economies in developed markets. As evidence of a stabilizing global cycle increased, we grew more confident that emerging market countries with solid economic fundamentals would perform well. This led us to increase our allocation to the sector, and to increase the risk in some of our holdings in an effort to benefit from the performance that we anticipated would result from global economic improvement.

Q: What impact have emerging markets bonds had on the fund?

A: As noted earlier, emerging market holdings played a significant role in the performance of the fund over the period. The sector, as measured by the JP Morgan Emerging Markets Bond Index Plus (an unmanaged index of selected emerging market bonds), was up more than 7 percent over the past six months. Country selection within emerging markets also helped fund performance. As mentioned earlier, the fund had no exposure to Argentina and were very cautious toward Brazil. We added to the fund's position in Brazil only when it became clear that there would be no contagion effect from Argentina's default. A large percentage of our emerging markets exposure was in Russia and Mexico, both of which were helped by rising oil prices. Russia's returns also were bolstered by its improving economic and political environment; Mexico gained a further boost from the positive spillover effect of the U.S. recovery. Also, both countries received upgrades from major credit-rating agencies during the period.

Q: What impact has the fund's U.S. exposure had on performance?

A: While the improvement in the economy would at first glance make it appear that the United States was not particularly attractive, several factors led us to favor the United States during much of the early part of 2002. The dollar, for example, remained strong, keeping U.S. bonds attractive relative to those denominated in other currencies. Also, as more market participants became convinced that economic recovery would occur in 2002, short-term interest rates declined, in anticipation of a vigilant Federal Reserve Bank. These two factors, combined with a benign inflation environment, resulted in attractive total returns in the United States compared with other major government bond markets.

However, while recovery was approaching, the combination of accounting irregularities and a weak equity market kept us cautious with regard to investment-grade credit. Our U.S. exposure came largely from Treasuries, mortgage-backed securities and very high-quality credit holdings. This conservative stance further contributed to performance.

Q: What is your outlook and strategy going forward?

A: The U.S. dollar is of the greatest concern to us. It has been remarkably strong over the past few years, but weakness in the equity markets, more accounting-related headlines and a limited recovery could make U.S. assets and the dollar less attractive. Also, we believe that if the euro bloc is able to contain inflation and continues to show signs of recovery similar to those in the United States, the euro could strengthen relative to the dollar. We are monitoring signs of economic recovery and capital flows in Europe, looking for opportunities to decrease the fund's hedge on euro-denominated assets.

In Japan, we believe significant yen appreciation is less likely in the face of very low interest rates, economic malaise and a Bank of Japan that has engaged in regular verbal intervention to keep the currency at its relatively weak levels. We anticipate that the fund's hedge on the yen will remain significant over the medium term. Economic conditions in Japan also are a concern when it comes to interest rates. Japan's ratio of debt to gross domestic product is much higher than that of other countries in the Salomon index. It is reaching levels where investors are beginning to question whether Japan has a sustainable debt burden. Currently, with nominal interest rates (not adjusted for inflation) close to zero, the country can support its debt. However, should Japan succeed in generating an economic recovery - with an attendant rise in interest rates - the cost of funding that debt would increase substantially. Both Moody's and Standard & Poor's have been monitoring Japan's debt situation carefully; Moody's has Japan on the watch list for a further potential decrease. Currently, Japan has the same bond rating as Slovenia, and a downgrade would bring it to the level of the Czech Republic. We are watching the situation closely, and should any selling related to credit-rating downgrades begin, we would further reduce the fund's Japanese holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Geographical Exposure	4/30/02	10/31/01

U.S.	40%	29%
Germany	9%	15%
U.K.	8%	8%
Norway	6%	5%
Spain	5%	-
Italy	4%	8%
Cayman Islands	4%	4%
Austria	4%	9%
France	4%	7%
Other	16%	15%
	100%	100%

Interest Rate Exposure	4/30/02	10/31/01

U.S.	36%	26%
Euro	35%	43%
Japan	16%	16%
U.K.	7%	8%
Norway	6%	6%
Germany	-	1%
	100%	100%

Currency Exposure(a)	4/30/02	10/31/01

U.S.	70%	75%
Euro	17%	12%
Japan	7%	6%
Norway	6%	6%
Germany	-	1%
	100%	100%

a Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

Geographical, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Principal Amount	Value ($)
U.S. Dollar Denominated Debt Obligations 36.2%
AIG SunAmerica Institute Fund, Series II, 5.75%, 2/16/2009	2,000,000	1,984,638
Dominican Republic, 9.5%, 9/27/2006	1,300,000	1,384,500
El Salvador Republic, 8.5%, 7/25/2011	825,000	895,125
Federal National Mortgage Association:
5.125%, 2/13/2004	2,593,000	2,668,158
6.0%, 5/15/2008	2,175,000	2,264,830
7.125%, 1/15/2030	1,650,000	1,826,524
Federative Republic of Brazil, 11.0%, 1/11/2012	1,900,000	1,653,000
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	923,558	720,947
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029	2,108,584	2,182,426
Government of Jamaica, 11.625%, 1/15/2022	3,250,000	3,526,250
Government of Malaysia, 8.75%, 6/1/2009	300,000	342,716
IBM Corp., 5.375%, 2/1/2009	2,300,000	2,246,711
Korea Exchange Bank, Step-up Coupon, 13.75%, 6/30/2010	700,000	845,250
Midland Bank PLC, 7.625%, 6/15/2006	1,500,000	1,633,565
Republic of Bulgaria:
Series A, Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 2.8125%, 7/28/2012	435,000	398,025
Interest Arrears, Floating Rate Bond, LIBOR plus ..8125%, 2.8125%, 7/28/2011	401,800	358,607
Republic of Columbia, 9.75%, 4/23/2009	390,000	384,150
Republic of Ecuador, Step-up Coupon, 5.0%, 8/15/2030	1,500,000	862,500
Republic of Peru, 9.125%, 2/21/2012	681,000	657,165
Russian Ministry of Finance:
3.0%, 5/14/2006	2,500,000	2,012,500
3.0%, 5/14/2008	2,300,000	1,595,625
U.S. Treasury Bond:
5.25%, 11/15/2028	2,400,000	2,239,313
8.5%, 2/15/2020	6,555,000	8,589,095
U.S. Treasury Note:
6.0%, 8/15/2004	985,000	1,040,753
6.0%, 8/15/2009 (c)	6,500,000	6,920,472
7.875%, 11/15/2004	8,000,000	8,824,376
United Mexican States:
Series A, Value Recovery Rights	846,000	1,354
9.875%, 2/1/2010	1,045,000	1,200,183
11.5%, 5/15/2026	705,000	935,888
Total U.S. Dollar Denominated Debt Obligations (Cost $57,668,035)		60,194,646

Foreign Denominated Debt Obligations 63.1%
British Pounds 7.4%
United Kingdom Treasury Bond, 7.25%, 12/7/2007	7,700,000	12,302,083
Euro 34.2%
AIG SunAmerica Institute Fund, Series II, 5.0%, 2/21/2006	5,700,000	5,136,190
Buoni Poliennali Del Tes, 5.0%, 5/1/2008	8,000,000	7,221,370
Depfa Pfandbrief Bank, 4.75%, 7/15/2008	6,450,000	5,690,368
Federal Home Loan Mortgage Corp., 4.625%, 2/15/2007	5,795,000	5,142,988
Federal Republic of Germany, 6.25%, 1/4/2024	8,700,000	8,520,017
Government of France:
4.5%, 7/12/2003	5,500,000	4,991,440
5.5%, 4/25/2010	7,250,000	6,684,095
Irish Government Treasury, 4.6%, 4/18/2016	2,000,000	1,648,656
Kingdom of Spain, 8.0%, 5/30/2004	9,200,000	8,877,105
Tokyo Electric Power Co., 4.375%, 5/14/2009	3,600,000	3,014,560
		56,926,789
Japanese Yen 15.4%
KFW International Finance, 1.75%, 3/23/2010	850,000,000	7,029,474
Pfandbrief Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	6,976,105
Province of Ontario, 1.875%, 1/25/2010	565,000,000	4,671,742
Toyota Motor Credit Corp, 0.75%, 6/9/2008	915,000,000	7,064,011
		25,741,332
Norwegian Kroner 6.1%
Kingdom of Norway, 5.75%, 11/30/2004	87,500,000	10,165,063
Total Foreign Denominated Debt Obligations (Cost $108,018,117)		105,135,267
Repurchase Agreements 0.7%
Salomon Smith Barney, 1.91% to be repurchased at $1,204,064 on 5/1/2002 (b) (Cost $1,204,000)	1,204,000	1,204,000
Total Investment Portfolio - 100.0% (Cost $166,890,152) (a)		166,533,913

(a) The cost for federal income tax purposes was $167,420,410. At April 30, 2002, net unrealized depreciation for all securities based on tax cost was $886,497. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,842,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,728,738.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) At April 30, 2002, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2002, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year Liffe Gilt Bond	5/24/2002	35	5,707,510	5,708,140
10 year Japanese Bond	6/11/2002	6	6,426,511	6,469,472
Total unrealized appreciation on open futures contracts purchased				43,591

At April 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
Euro Bond	6/6/2002	221	21,100,002	21,093,472
10 year U.S. Treasury Note	6/19/2002	35	3,650,181	3,694,688
Total unrealized depreciation on open futures contracts sold				37,977

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $166,890,152)	$ 166,533,913
Cash	482
Foreign currency, at value, (cost $36,883)	36,426
Interest receivable	3,542,669
Receivable for Fund shares sold	17,443
Receivable for daily variation margin on open futures contracts	67,501
Foreign taxes recoverable	649
Total assets	170,199,083
Liabilities
Payable for Fund shares redeemed	100,036
Unrealized depreciation on forward currency exchange contracts	1,976,027
Accrued management fee	104,550
Other accrued expenses and payables	139,921
Total liabilities	2,320,534
Net assets, at value	$ 167,878,549
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(624,643)
Net unrealized appreciation (depreciation) on: Investments	(356,239)
Futures	5,614
Foreign currency related transactions	(1,921,103)
Accumulated net realized gain (loss)	(24,767,360)
Paid-in capital	195,542,280
Net assets, at value	$ 167,878,549

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($853,279 / 93,697 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.11
Class S Net Asset Value, offering and redemption price per share ($128,424,841 / 14,092,358 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.11
Class A Net Asset Value and redemption price per share ($34,064,033 / 3,736,326 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.12
Maximum offering price per share (100 / 95.5 of $9.12)	$ 9.55
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($3,461,271 / 379,413 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.12
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,075,125 / 117,890 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 4,218,774
Total income	4,218,774
Expenses: Management fee	638,550
Administrative fee	325,257
Distribution service fees	65,967
Directors' fees and expenses	2,502
Other	5,400
Total expenses	1,037,676
Net investment income	3,181,098
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,355,266)
Futures	1,074,640
Foreign currency related transactions	825,037
(2,455,589)
Net unrealized appreciation (depreciation) during the period on: Investments	1,957,000
Futures	(502,891)
Foreign currency related transactions	(1,898,267)
(444,158)
Net gain (loss) on investment transactions	(2,899,747)
Net increase (decrease) in net assets resulting from operations	$ 281,351

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income	$ 3,181,098	$ 7,026,729
Net realized gain (loss) on investment transactions	(2,455,589)	(235,005)
Net unrealized appreciation (depreciation) on investment transactions during the period	(444,158)	8,685,905
Net increase (decrease) in net assets resulting from operations	281,351	15,477,629
Distributions to shareholders from: Net investment income: Class AARP	(16,077)	(9,924)
Class S	(2,807,658)	(4,533,164)
Class A	(697,601)	(467,651)
Class B	(58,071)	(43,698)
Class C	(19,279)	(14,163)
Tax return of capital: Class AARP	-	(4,079)
Class S	-	(1,863,286)
Class A	-	(192,221)
Class B	-	(17,962)
Class C	-	(5,825)
Fund share transactions: Proceeds from shares sold	4,802,137	33,724,769
Reinvestment of distributions	2,842,802	6,089,200
Cost of shares redeemed	(16,737,892)	(53,318,678)
Net assets acquired in tax-free reorganizations	-	42,098,652
Net increase (decrease) in net assets from Fund share transactions	(9,092,953)	28,593,943
Increase (decrease) in net assets	(12,410,288)	36,919,599
Net assets at beginning of period	180,288,837	143,369,238
Net assets at end of period (including accumulated distributions in excess of net investment income of $624,643 and $207,055, respectively)	$ 167,878,549	$ 180,288,837

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended October 31,	2002[a,d]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 8.82	$ 8.86
Income from investment operations: Net investment income	.17[c]	.41[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(.14)	.47	(.04)
Total from investment operations	.03	.88	(.01)
Less distributions from: Net investment income	(.20)	(.30)	(.01)
Tax return of capital	-	(.12)	(.02)
Total distributions	(.20)	(.42)	(.03)
Net asset value, end of period	$ 9.11	$ 9.28	$ 8.82
Total Return (%)	.30**	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.001
Ratio of expenses (%)	1.14*	1.13	1.13*
Ratio of net investment income (%)	3.82*	4.54	4.23*
Portfolio turnover rate (%)	144*	61	95
[a] For the six months ended April 30, 2002 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 4.43% to 3.82%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 8.83	$ 9.34	$ 9.92	$ 9.71	$ 10.25
Income from investment operations: Net investment income	.17[b]	.41[b]	.44	.49	.62	.59
Net realized and unrealized gain (loss) on investment transactions	(.14)	.46	(.51)	(.58)	.21	(.54)
Total from investment operations	.03	.87	(.07)	(.09)	.83	.05
Less distributions from: Net investment income	(.20)	(.30)	(.13)	(.33)	(.60)	(.14)
Tax return of capital	-	(.12)	(.31)	(.16)	(.02)	(.45)
Total distributions	(.20)	(.42)	(.44)	(.49)	(.62)	(.59)
Net asset value, end of period	$ 9.11	$ 9.28	$ 8.83	$ 9.34	$ 9.92	$ 9.71
Total Return (%)	.30**	10.12	(.84)[c]	(.99)[c]	8.91[c]	.66[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	138	143	85	108	135
Ratio of expenses before expense reductions (%)	1.14*	1.13	1.49[d]	1.41	1.48	1.39
Ratio of expenses after expense reductions (%)	1.14*	1.13	1.20[d]	1.16	1.00	1.00
Ratio of net investment income (%)	3.82*	4.54	4.81	5.04	6.43	6.00
Portfolio turnover rate (%)	144*	61	95	149	218	257
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain (loss) per share by $.03, and decrease the ratio of net investment income to average net assets from 4.43% to 3.82%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $17,969,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,083,000), October 31, 2007 ($1,557,000), October 31, 2006 ($2,311,000), October 31, 2005 ($493,000), October 31, 2004 ($737,000), October 31, 2003 ($5,009,000) and October 31, 2002 ($6,779,000) the respective expiration dates, whichever occurs first.

From its merger with Kemper Global Income Fund (see Note F), the Fund inherited an additional net tax basis capital loss carryforward of approximately $3,570,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($5,000), October 31, 2007 ($1,019,000) and October 31, 2006 ($2,546,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $96,993,004 and $120,365,715, respectively. Purchases and sales of U.S. government obligations aggregated $17,420,000 and $0, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.400%, 0.450% and 0.425% of average daily net assets of Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class AARP	$ 1,376	$ 274
Class S	244,035	43,383
Class A	69,137	11,832
Class B	8,171	1,365
Class C	2,538	391
	$ 325,257	$ 57,245

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 13,618	$ 2,268
Class C	4,479	688
	$ 18,097	$ 2,956

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 41,838	$ 7,648
Class B	4,539	782
Class C	1,493	248
	$ 47,870	$ 8,678

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002, aggregated $558.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares was $3,810 and $2,756, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of April 30, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
EUR	36,962,065	USD	32,304,845	5/13/2002	$ (967,367)
GBP	8,500,000	USD	12,087,000	5/31/2002	(275,911)
JPY	2,217,039,386	USD	16,669,469	5/7/2002	(578,958)
EUR	7,263,907	USD	6,384,974	5/13/2002	(153,791)
					$ (1,976,027)

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
GBP	British Pound	USD	U.S. Dollar

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Kemper Global Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 4,060,907 Class A shares, 479,430 Class B shares and 127,084 Class C shares of the Fund, respectively, for 4,725,152 Class A shares, 556,057 Class B shares and 146,999 Class C shares of Kemper Global Income Fund, respectively, outstanding on June 15, 2001. Kemper Global Income Fund's net assets at that date ($42,098,652), including $1,650,092 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $137,776,289. The combined net assets of the Fund immediately following the acquisition were $179,874,941.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	33,636	$ 306,558	81,010	$ 738,021
Class S	255,352	2,324,175	3,397,673	30,903,433
Class A	196,215	1,776,698	155,900*	1,423,733*
Class B	35,860	326,884	39,141*	357,257*
Class C	7,456	67,822	33,719*	302,325*
		$ 4,802,137		$ 33,724,769
Shares issued in tax-free reorganizations
Class S	-	$ -	-	$ -
Class A	-	-	4,060,907	36,628,117
Class B	-	-	479,430	4,324,234
Class C	-	-	127,084	1,146,301
		$ -		$ 42,098,652
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,519	$ 13,730	1,288	$ 11,702
Class S	249,502	2,257,471	610,652	5,536,938
Class A	55,935	506,283	52,067*	473,530*
Class B	5,167	46,794	5,302*	48,264*
Class C	2,045	18,524	2,062*	18,766*
		$ 2,842,802		$ 6,089,200
Shares redeemed
Class AARP	(12,878)	$ (117,785)	(10,991)	$ (99,883)
Class S	(1,245,527)	(11,328,978)	(5,413,517)	(49,190,488)
Class A	(438,124)	(3,973,641)	(346,574)*	(3,159,997)*
Class B	(101,632)	(926,531)	(83,855)*	(764,720)*
Class C	(43,047)	(390,957)	(11,429)*	(103,590)*
		$ (16,737,892)		$ (53,318,678)
Net increase (decrease)
Class AARP	22,277	$ 202,503	71,307	$ 649,840
Class S	(740,673)	(6,747,332)	(1,405,192)	(12,750,117)
Class A	(185,974)	(1,690,660)	3,922,300*	35,365,383*
Class B	(60,605)	(552,853)	440,018*	3,965,035*
Class C	(33,546)	(304,611)	151,436*	1,363,802*
		$ (9,092,953)		$ 28,593,943

* For the period June 18, 2001 (commencement of sales of Class A, B and C shares) to October 31, 2001.

H. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $633,672 reduction in cost of securities and a corresponding $633,672 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002, was to decrease net investment income by $521,092, decrease unrealized depreciation by $103,413, and increase net realized gains (losses) by $624,505. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Global Bond Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
10,606,958	385,472	335,998

2. To approve a new sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
10,578,638	408,475	341,315

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.

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